SECURITIES AND EXCHANGE COMMISSION

	Washington, D.C.  20549



	FORM 8-K



	CURRENT REPORT



	Pursuant to Section 13 or 15(d) of the

	Securities Exchange Act of 1934





Date of Report (date of earliest event reported):  April 27, 1998



	Financial Asset Securitization, Inc.

	Mortgage Participation Securities Series 1997 NAMC1

   		(Exact name of registrant as specified in its charter)





              Virginia          		  0-15483  	    53-1526174

(State or Other Jurisdiction 	(Commission      (I.R.S. Employer

of Incorporation)		File Number)	Identification No.)



901 East Byrd Steet

Richmond, Virginia						 23219

(Address of Principal Executive Offices)			(Zip Code)





Registrant's telephone number, including area code:
(804) 344-7575

Item 5.	Other Events



		On behalf of Financial Asset Securitization, Inc. Mortgage

		Particiption Securities, Series 1997-NAMC 1, a Trust creat-

		ed pursuant to the Pooling and Servicing Agreement, dated

		April 1, 1997, by The First National Bank of Chicago, as

		trustee for the Trust, the Trustee has caused to be filed

		with the Commission, the Monthly Report dated April 27,

		1998.  The Monthly Report is filed pursuant to and in

		accordance with (1) numerous no-action letters (2) current

		Commission policy in the area.  The filing of the Monthly

		Report will occur subsequent to each monthly distribution

		to the holders of the  Certificates, Due May 25, 2027.



		A. 	Monthly Report Information:

			See Exhibit No. 1



		B.	Have any deficiencies occurred?   NO.

				Date:

				Amount:



		C.	Item 1: Legal Proceedings:	NONE



		D.	Item 2: Changes in Securities:	NONE



		E.	Item 4: Submission of Matters to a Vote of Certifi-

			catholders:  NONE



		F.	Item 5: Other Information - Form 10-Q, Part II -

			Items 1,2,4,5 if applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

Exhibit No.

1.











                                              Reimburse

                           ment of

          Beginning                      Loss of   Realized
Remaining

Class  Balance   Principal Interest Principal   Losses
Balance

FXA-1    3447351   1387777    19822        0           0
2059574

FXA-2   20358203     13841   131480        0           0
20344362

FXA-3   11623696         0    71195        0           0
11623696

FXA-4   13200375         0    82502        0           0
13200375

FXA-5    5125000         0    33099        0           0
5125000

FXA-6    4001000         0    25840        0           0
4001000

FXA-7    1000000         0     6458        0           0
1000000

FXA-8   14506427   1572814    74194        0           0
12933612

FXA-9   14506427 NA           28560 NA                 0
12933612

FXP        79988        62 NA              0           0
79926

FXS      6970258 NA           45016 NA                 0
6685037

A-1     32715131   3272543   211285        0           0
29442587

A-2      6962000         0    44963        0           0
6962000

A-3      1951000         0    12600        0           0
1951000

A-4     13592871     10290    87787        0           0
13582581

P        1029612      1592 NA              0           0
1028020

S         836204 NA            5400 NA                 0
741082

B-1      5152972      3665    33280        0           0
5149307

B-2      2096124      1491    13537        0           0
2094633

B-3      1310077       932     8461        0           0
1309146

B-4       786046       559     5077        0           0
785487

B-5       436693       311     2820        0           0
436383

B-6       698709       497     4513        0           0
698212

R              0         0        0        0 NA
0

RP             0         0        0        0 NA                 0





                                    Reimbur


                                    ment of

          Beginning                      Realized Remaining

Class Balance     Principal Interest  Losses  Balance

FXA-1 228.929140 92.158494 1.316343 0.000000  136.770647

FXA-2 993.083073  0.675152 6.413661 0.000000  992.407921
FXA-31000.000000  0.000000 6.125000 0.000000 1000.000000
FXA-41000.000000  0.000000 6.250000 0.000000 1000.000000
FXA-51000.000000  0.000000 6.458334 0.000000 1000.000000
FXA-61000.000000  0.000000 6.458333 0.000000 1000.000000
FXA-71000.000000  0.000000 6.458330 0.000000 1000.000000





FXA-8 524.344436 56.850417 2.681803 0.000000  467.494019

FXA-9 524.344436  0.000000 1.032303 0.000000  467.494019

FXP   982.789198  0.767548 0.000000 0.000000  982.021649

FXS   714.848370  0.000000 4.616729 0.000000  685.596952

A-1   753.034621 75.327177 4.863349 0.000000  677.707444

A-2  1000.000000  0.000000 6.458334 0.000000 1000.000000

A-3  1000.000000  0.000000 6.458334 0.000000 1000.000000

A-4   992.180380  0.751109 6.407831 0.000000  991.429271

P     946.568361  1.463496 0.000000 0.000000  945.104865

S     695.839572  0.000000 4.493967 0.000000  616.684469

B-1   992.716618  0.705987 6.411295 0.000000  992.010631

B-2   992.716619  0.705985 6.411296 0.000000  992.010634

B-3   992.716625  0.705985 6.411298 0.000000  992.010640

B-4   992.716614  0.705987 6.411299 0.000000  992.010626

B-5   992.716636  0.705983 6.411296 0.000000  992.010652

B-6   992.716958  0.705989 6.411304 0.000000  992.010968

R       0.000000  0.000000 0.000000 0.000000    0.000000

RP      0.000000  0.000000 0.000000 0.000000    0.000000













	SIGNATURES



	Pursuant to the requirements of the Securities Exchange Act of

1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



			Financial Asset Securitization, Inc.







				By    	/s/ Richard Tarnas

				Name:   Richard Tarnas

				Title:	Vice President,

					The First National Bank of Chicago



Dated: April 27, 1998